UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2016

AG&E HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4630 South Arville Street, Suite E, Las Vegas, NV 89103
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (702) 798-5752

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 21, 2016, AG&E Holdings Inc. (the “Company”) received a notice from the NYSE MKT LLC (“NYSE MKT”) that the Company is not in compliance with the stockholders’ equity requirements set forth in Sections 1003(a)(i)-(iii) of the NYSE MKT Company Guide. The Company reported stockholders’ equity of $3.81 million as of June 30, 2016 and net losses in its three most recent fiscal years ended December 31, 2015. The continued listing standards are as follows:

●	Stockholders’ equity of $2.0 million or more if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years (Section 1003(a)(i));

●	Stockholders’ equity of $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years (Section 1003(a)(ii)); and

●	Stockholders’ equity of $6.0 million or more if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years (Section 1003(a)(iii)).

The Company is analyzing various alternatives to determine the best approach for the future. Currently, the Company intends to submit a plan to NYSE MKT by November 21, 2016 advising how the Company plans to regain compliance with the continued listing standards by April 21, 2018. If the Company does not submit a plan or if the plan is not accepted, delisting procedures will commence. If the plan is accepted, the Company will be subject to periodic reviews and continued compliance with the plan. If the Company is not in compliance with the continued listing standards as of April 21, 2018, or does not make progress consistent with the plan, NYSE MKT may initiate delisting procedures.

The Company’s common stock will continue to be listed and traded on NYSE MKT during the cure period, subject to the Company’s compliance with NYSE MKT’s other applicable continued listing standards. The Company’s stock symbol “WGA” will be assigned a “.BC” indicator by NYSE MKT to signify that the Company currently is not in compliance with NYSE MKT’s continued listing standards. In the event the Company fails to regain compliance in accordance with Section 1009 of the NYSE MKT Company Guide during the cure period, the Company’s common stock will be subject to NYSE MKT’s suspension and delisting procedures.

The Company issued a press release announcing that it had received the notice of noncompliance. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG&E HOLDINGS INC.

By:	/s/ Anthony Spier
Name:	Anthony Spier
Title:	Chief Executive Officer

Date:     October 27, 2016